                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 22, 2004

                        ASPEN INSURANCE HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)

            BERMUDA                 001-31909            NOT APPLICABLE
 (State or other jurisdiction      (Commission               (I.R.S.
       of incorporation)           File Number)        Identification No.)

                                  VICTORIA HALL
                               11 VICTORIA STREET
                                 HAMILTON HM 11
                                     BERMUDA
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 295-8201

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  On December 22, 2004, Aspen Insurance Holdings Limited (the
"Company") granted an aggregate of 461,693 nonqualified stock options and an aggregate of 150,074 performance share awards to various officers and other employees pursuant to the Aspen Insurance Holdings Limited 2003 Share Incentive
Plan (the "Plan"). The Plan, a copy of which was filed as Exhibit 10.7 to the
Company's Registration Statement on Form F-1 (Registration No. 333-110435), is
incorporated by reference into this report.

                  A portion of the awards were given to the Company's named
executive officers as follows:

                                    Options          Performance Shares

Christopher O'Kane                  45,849                    3,730
Julian Cusack                       27,509                    2,238
Sarah Davies                        27,509                    2,238
David May                           27,509                    2,238

                  The awards will be reflected in Nonqualified Stock Option
Agreements and Performance Share Award Agreements containing the following respective terms:

                  Nonqualified Stock Option Agreement

                  Each nonqualified stock option represents the right and option to purchase, on the terms and conditions set forth in the agreement evidencing the grant, ordinary shares of the Company, par value 0.15144558 cent per share.
The exercise price of the shares subject to the option is $24.44 per share, which as determined by the Plan is based on the arithmetic mean of the high and low prices of the ordinary shares on the grant date as reported by the NYSE.

                  The options will vest over a multi-year period, with one-third
(1/3) of the shares underlying the options vesting upon the later of (i) the date the Company's outside auditors complete the audit of the Company's financial statements containing the information necessary to compute its return on equity ("ROE") for the fiscal year ended December 31, 2004, or (ii) the date such ROE is approved by the Board of Directors or an authorized committee thereof (the "Initial Vesting"), but only if the Company achieves its ROE target for the fiscal year ended December 31, 2004 (i.e., the fiscal year in which the options are granted). If the Company fails to reach the ROE target for the 2004 fiscal year, but its actual ROE for such year is not less than 66.67% of the target ROE, then a reduced number of shares underlying options will vest over such multi-year period based on the percentage of target ROE achieved, for example, with 10% vesting at 66.67% (the "Reduced Percentage"). A further one-third (1/3) of the shares (or one-third of the Reduced Percentage, as applicable) underlying the options will vest upon each of the first and second anniversaries of the Initial Vesting based on the achievement of the ROE target for the 2004 fiscal year consistent with the terms of the
Initial Vesting described above. However, no options will vest if the ROE for the 2004 fiscal year is less than (i) 66.67% of the target ROE for such year or
(ii) 10% in absolute terms.

                  If an optionee's employment with the Company is terminated for any reason, the Company will cancel the unvested portion of the option without consideration and the vested portion will remain exercisable for the period described in the following paragraph; provided that if an optionee's employment is terminated by the Company for cause (as defined in the option agreement), the vested portion of the option will immediately be canceled without consideration.

                  Optionees may exercise all or any part of the vested portion of their option at any time prior to the earliest to occur of (i) the tenth anniversary of the date of grant, (ii) the first anniversary of the optionee's termination of employment (x) due to death or disability (as defined in the option agreement), (y) by the Company without cause, or (z) by the optionee with good reason (as defined in the option agreement), (iii) three months following the date of the optionee's termination of employment by the optionee without good reason, or (iv) the date of the optionee's termination of employment by the
Company for cause. Options are exercised by providing written notice specifying the number of shares for which the option is being exercised and the method of payment of the exercise price. Payment of the exercise price may be made in cash
(or cash equivalent), in shares, in a combination of cash and shares, or by broker-assisted cashless exercise. The optionee may be required to pay to the
Company, and the Company will have the right to withhold, any applicable withholding taxes in respect of the option, its exercise or any payment or transfer under or with respect to the option.

                  Performance Share Award Agreement

                  Each performance share award represents the right to receive, on the terms and conditions set forth in the agreement evidencing the award, a specified number of ordinary shares of the Company, par value 0.15144558 cent per share. Payment of performance shares is contingent upon the achievement of specified ROE targets.

                  One-third (1/3) of the performance shares will become vested upon the later of (i) the date the Company's outside auditors complete the audit of the Company's financial statements containing the information necessary to compute its ROE for the fiscal year ended December 31, 2004, or (ii) the date such ROE is approved by the Board of Directors or an authorized committee thereof, but only if the Company achieves its ROE target for the fiscal year ended December 31, 2004 (the "2004 Award"). If the Company fails to reach the
ROE target for the 2004 fiscal year, but its actual ROE for such year is not less than 66.67% of the target ROE, then a reduced number of performance shares will vest based on the percentage of target ROE achieved, for example, with 10%
vesting at 66.67%. However, no performance shares will vest if the ROE for the
2004 fiscal year is less than (i) 66.67% of the target ROE for such year or (ii)
10% in absolute terms.

                   Two-thirds (2/3) of the performance shares will become vested and payable upon the later of (i) the date the Company's outside auditors complete the audit of the Company's

financial statements containing the information necessary to compute its ROE for the fiscal year ended December 31, 2006, or (ii) the date such ROE is approved by the Board of Directors or an authorized committee thereof, but only if the
Company's actual average annual ROE for the 2004, 2005 and 2006 fiscal years meets or exceeds the average annual ROE target for such period (the "2004-2006
Award"). If the Company fails to achieve the average annual ROE target for the
2004, 2005 and 2006 fiscal years, but its actual average ROE for such period is not less than 66.67% of the average annual ROE target, then a reduced number of performance shares will be paid to the participants based on the percentage of the average annual ROE target achieved, for example, with 10% awarded at 66.67%.
However, no performance shares will vest for the 2004-2006 Award if the actual average annual ROE for the 2004, 2005 and 2006 fiscal years is less than (i)
66.67% of the average annual ROE target for such period or (ii) 10% in absolute terms.

                  Payment of vested performance shares as part of the 2004 Award shall be paid at the same time as the performance shares part of the 2004-2006
Award are paid (or would have been paid had all or a portion of the 2004-2006
Award vested), subject to the participant's continued employment (and lack of notice of resignation or termination) until such payment date. Payment of vested performance shares as part of the 2004-2006 Award generally will occur as soon as practicable after the date the performance shares become vested, subject to the participant's continued employment (and lack of notice of resignation or termination) until such payment date. Participants may be required to pay to the
Company, and the Company will have the right to withhold, any applicable withholding taxes in respect of the performance shares. Performance shares may not be assigned, sold or otherwise transferred by participants other than by will or by the laws of descent and distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ASPEN INSURANCE HOLDINGS LIMITED
                                                        (Registrant)

Dated: December 23, 2004                      By: /s/ Julian Cusack
                                                 --------------------------
                                              Name: Julian Cusack
                                              Title: Chief Financial Officer

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